EXHIBIT 32.2

STATEMENT OF CHIEF FINANCIAL OFFICER OF

INDEPENDENT FILM DEVELOPMENT CORPORATION

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Independent Film Development Corporation (the “Company”) on Form 10-Q for the period ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeff Ritchie, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.   Such Quarterly Report on Form 10-Q for the period ending December 31, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q for the period ending December 31, 2008,, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 18, 2009

/s/ Jeff Ritchie

     Jeff Ritchie

     Chief Executive Officer